Exhibit 10.23
FIRST AMENDMENT
TO
FIRST SUPPLEMENT
TO THE AMENDED AND RESTATED MASTER LOAN AGREEMENT
(DATED OCTOBER 17, 2007)
by and among
CENTRAL IOWA ENERGY, LLC
and
F & M BANK-IOWA
Dated
as of
October 17, 2007

FIRST AMENDMENT TO THE FIRST SUPPLEMENT
TO THE AMENDED AND RESTATED MASTER LOAN AGREEMENT
(CONSTRUCTION AND TERM LOAN)
THIS FIRST AMENDMENT to the FIRST SUPPLEMENT DATED AS OF October 17, 2007 (the “First Amendment”), is between F & M BANK-IOWA (the “Lender”) and CENTRAL IOWA ENERGY, LLC, an Iowa limited liability company (the “Borrower”), and amends that certain First Supplement to that certain Amended and Restated Master Loan Agreement dated October 17, 2007, between the Lender and the Borrower. In consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
RECITALS
A. The Borrower and the Lender have previously entered into that certain First Supplement to the Amended and Restated Master Loan Agreement dated October 17, 2007 by which the Lender agreed to extend financial accommodations to the Borrower pursuant to the terms of the Amended and Restated Master Loan Agreement and First Supplement to the Amended and Restated Master Loan Agreement (the “MLA”).
B. The Borrower and Lender desire to make certain changes to the First Supplement upon the terms and subject to the conditions set forth in this First Amendment.
AGREEMENT
NOW THEREFORE, in consideration of the facts set forth in these Recitals which the parties agree are true and correct, and in consideration for entering into this First Amendment and the related documents to be executed concurrently with or pursuant hereto, the parties agree as follows:
1. Defined Terms. All terms used and not otherwise defined herein shall have the meanings assigned to them in the MLA and the First Supplement.
2. Modification of First Supplement. Notwithstanding any of the provisions of the MLA and the First Supplement, the First Supplement is amended as follows:
a.	Paragraph #8(c) of the First Supplement is hereby amended and restated to read as follows:

“Term Loan Payments. Beginning on the first (1st) day of November 1, 2007, and continuing on the first (1st) day of each succeeding month thereafter until the Maturity Date, the Borrower shall make equal monthly payments of principal in such amounts as will be required to fully amortize the entire outstanding principal of the Term Note, over a period not to exceed ten (10) years from the Conversion Date, together with accrued interest thereon. Following the Conversion Date, and in addition to all other payments of principal and interest required under the MLA, the Borrower shall annually remit to Lender the Excess Cash Flow Payment pursuant to Section 11 of this First Supplement.”

3. Effect on First Supplement and MLA. Except as expressly amended by this First Amendment, all of the terms of the First Supplement and the MLA shall be unaffected by this First Amendment and shall remain in full force and effect. Nothing contained in this First Amendment shall be deemed to constitute a waiver of any rights of the Lender or to affect, modify, or impair any of the rights of the Lender as provided in the First Supplement or the MLA.
4. Representations and Warranties of Borrower. The Borrower hereby agrees with, reaffirms, and acknowledges as follows:
a.
The representations and warranties contained in the MLA, the First Supplement and the Related Documents. Furthermore, the Borrower represents that the representations and warranties contained in the MLA, the First Supplement and the Related Documents continue to be true and correct and in full force and effect.

b.
Borrower has the power and authority to execute, deliver, and perform this First Amendment and any documents required under this First Amendment and that all documents contemplated herein when executed and delivered to Lender will constitute the valid, binding and legally enforceable obligations of Borrower in accordance with their respective terms and conditions, except as enforceability may be limited by any applicable bankruptcy or insolvency laws.

{SIGNATURE PAGE TO FOLLOW}

SIGNATURE PAGE TO
FIRST AMENDMENT
TO
FIRST SUPPLEMENT
TO THE AMENDED AND RESTATED MASTER LOAN AGREEMENT
(DATED OCTOBER 17, 2007)
Dated: October 17, 2007
IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date and year first above written.
BORROWER:
CENTRAL IOWA ENERGY, LLC,
an Iowa limited liability company

By:	/s/ James Johnston
James Johnston
Its: Chairman

F & M BANK-IOWA, a bank chartered Under the laws of Iowa

By:	/s/ Daniel J. Hassman
Daniel J. Hassman
Its: President

4